SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                 __________________________________________


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) November 21, 2001


                          FirstFed Financial Corp.
           (Exact name of registrant as specified in its charter)



       Delaware                     1-9566                   95-4087449
(State of Incorporation)    (Commission File No.)   (IRS Employer
                                                    Identification No.)



401 Wilshire Boulevard, Santa Monica, California,            90401-1490
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code       (310) 319-6000




Total number of pages is 5
Index to Exhibit is on Page 3.

ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)   Exhibits

          99.0  Monthly Financial Data as of October 31, 2001 (Unconsolidated)

          99.1 Loan Portfolio Segment Report of First Federal Bank of California as of October 31, 2001

ITEM 9.  REGULATION FD DISCLOSURE.

      The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of October 31, 2001 attached as
Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     The Registrant hereby incorporates by reference into this Item 9 the Loan Portfolio Segment Reports as of October 31, 2001, attached as
Exhibit 99.1, which are being furnished in accordance with Rule 101(e)(1)under Regulation FD and shall not be deemed to be filed. This information is being presented by management of the Registrant in response to the request of various analysts and investors for additional information regarding the single family loan portfolio of Registrant's sole subsidiary, First Federal Bank of California (the "Bank"). Specifically, the report presents information which management believes is relevant to the perceived issue of prepayment risk on recently originated single family home loans in the Bank's portfolio. Information regarding prepayment risk on other loans in the Bank's portfolio is not presented herein.

     A discussion of the factors that could impact this area as to the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                            S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRSTFED FINANCIAL CORP.




Dated: November 21, 2001           By:
                                          Douglas J. Goddard
                                          Chief Financial Officer

                             INDEX TO EXHIBITS

Item                                                              Page

99.0  Monthly Financial Information as of October 31, 2001              4

99.1  Loan Portfolio Segment Report of First Federal Bank of
      California as of October 31, 2001                                 5

                         MONTHLY REPORT OF OPERATIONS
                Unaudited, Unconsolidated Financial Highlights


                                As of, for the Month     As of,for the 10 Months
                                 Ended October 31,          Ended October 31,
                                ---------------------    ----------------------
                                  2001       2000          2001         2000
                                           (Dollars in thousands)

AVERAGE INVESTMENTS           $  206,147  $  168,397   $  192,634   $  163,587


LOANS

Total Loans and Mortgage-
  Backed Securities           $4,211,239  $3,940,047   $4,211,239   $3,940,047

Loans Originated/Purchased:
  Single-Family Loans         $   31,540  $   40,619   $  822,235   $  692,911
  Multi-Family Loans              21,492      17,105      327,679      196,827
  Commercial Real Estate Loans    12,475       2,188      114,709       10,851
  Others                           2,464       1,060       33,945       15,267
                              $   67,971  $   60,972   $1,298,568   $  915,856

Loans Sold                    $    3,550  $    1,230   $   52,154   $    6,749

Average Rate on Loans
  Originated/Purchased              6.74%       8.38%        7.16%        7.64%
Percentage of Portfolio in
  Adjustable Rate Loans            73.65%      92.49%       73.65%       92.49%
Non-performing Assets
  to Total Assets                   0.29%       0.22%        0.29%        0.22%


BORROWINGS

Federal Home Loan Bank
  Advances                    $1,569,000  $1,489,000   $1,569,000   $1,489,000
Reverse Repurchase
  Agreements                  $  222,478  $  298,873   $  222,478   $  298,873

DEPOSITS

Retail Deposits               $1,864,982  $1,694,859   $1,864,982   $1,694,859
Wholesale Deposits            $  502,699  $  488,054   $  502,699   $  488,054
                              ----------  ----------    ---------    ---------
                              $2,367,681  $2,182,913   $2,367,681   $2,182,913

Net Increase (Decrease)       $    8,093  $   21,183   $  198,930   $  117,832


AVERAGE INTEREST RATES

Yield on Loans                      7.07%       8.23%        7.77%       7.78%
Yield on Investments                4.45%       5.88%        5.51%       6.19%
Yield on Earning Assets             6.95%       8.13%        7.67%       7.72%
Cost of Deposits                    3.46%       4.87%        4.28%       4.65%
Cost of Borrowings                  5.07%       6.55%        5.84%       6.26%
Cost of Money                       4.16%       5.63%        4.99%       5.36%
Earnings Spread                     2.79%       2.50%        2.68%       2.36%
Effective Net Spread                2.96%       2.72%        2.88%       2.54%

                 First Federal Bank of California, fsb
                     Loan Portfolio Stratification
                            as of 10/31/2001
                            (000's omitted)


             Total Real Estate Loan Portfolio


                                           Bank Owned     Percent of
             Property Type                   Balance         Total

             Single Family                 $2,187,030         55%
             Multi-family                   1,443,042         37%
             Commercial & Ind                 324,520          8%
                Total Real Estate Loans    $3,954,592        100%


             Single Family

             Without Prepayment Penalty    $1,884,634         86%
             With Prepayment Penalty          302,396         14%
                Total Single Family Loans  $2,187,030        100%


                                    Bank Owned
                       Age            Balance

                       0 to 10 Yrs   $1,714,922         91%
                       >10 Yrs         $169,712          9%
                       Total         $1,884,634        100%



                           Loans 0 to Ten Years
                   Balances by Current Principal Balance

  Current
  Interest        Less                                        Greater
 Rate Range       than                                         than
               $  252    $252-275   $275-500  $500-1,000    $  1,000      Total      %
<7%            $183,645  $ 23,273   $256,267  $  252,975    $182,387  $  898,547   52.4%
7 - 7.25%       108,521    10,290     91,284      90,992     101,456     402,543   23.5%
7.25%-7.50%      48,535     7,904     52,163      43,348      48,173     200,123   11.7%
7.50%-7.75%      27,035     3,685     35,204      11,318      26,211     103,453    6.0%
7.75%-8.00%      17,877     2,074     16,883       3,326       4,218      44,378    2.6%
8.00%-8.25%      28,706       529      3,108       4,666           0      37,009    2.1%
8.25%-8.50%       6,823       261      2,883       2,826       2,776      15,569    0.9%
8.50%-8.75%       3,663       522        886           0       1,895       6,966    0.4%
8.75%-9.00%       2,317         0        301         924           0       3,542    0.2%
9.00%-10%         2,247       536          0           0           0       2,783    0.2%
>10%                  9         0          0           0           0           9    0.0%
       Total   $429,378  $ 49,074   $458,979  $  410,375    $367,116  $1,714,922  100.0%